SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                           _________

                            FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
           PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                         MARKET GUIDE INC.
     (Exact Name of Registrant as Specified in its Charter)

     NEW YORK                                     11-2646081
(State of Incorporation or Organization)  (I.R.S. Employer Identification no.)

2001 MARCUS AVE, SUITE S-200, LAKE SUCCESS, NY         11042-1011
(Address of principal executive offices)                (zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class               Name of Each Exchange on
to be so Registered                Which Each  Class  is  to  be
                                   Registered
______________________________    ________________________________________
______________________________    ________________________________________
______________________________


Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $.001 per share
                        (Title of class)

Item 1.        Description of Registrant's Securities to be Registered.

The information required in response to this item is incorporated by  reference to the description of Common Stock in the Company's
Registration   Statement  No,  2-91525-NY  on  Form   S-18   (the
"Registration Statement').

Item 2.        Exhibits

1. The certificate representing shares of Common Stock of the Registrant to be registered hereunder are described as follows pursuant to Regulation S-T, Rule 304: The certificate is a piece of paper 12 inches wide, 8 inches long, off-white in color bearing a purple border in set 5/8 inch from the edge of the paper. Centered in the top one-third of the space defined by said border is the Company's distinctive logo and name combination in which is described as an upright diamond shape created by a series of crescents, filling progressively to a full circle. Said marks are arranged, left to right, one, two, three, four, three, two, one, with the final mark being a full circle. Immediately to the right side of the described design are the words "Market" and "Guide." "Market" is printed above "Guide." The design is colored teal, the words are purple.

     To the left of the logo and name is a purple colored shaded area bearing the word "Number" and the letters "UM." To the right of the logo is a purple colored shaded area bearing the word "Shares." Said certificate contains CUSIP 57056520 below the "Shares" box.

     The middle third of the face of the certificate is a shaded purple colored rectangle bearing the words "THIS CERTIFIES
     THAT" and "IS THE OWNER OF."

     The bottom third of the face of the certificate bears the words, "FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF MARKET GUIDE INC. (hereinafter called the "Corporation"), transferrable on the books of the Corporation by said owner in person or by his duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended, (copies of which are on file with the Transfer Agent), to which reference is hereby expressly made and to all of which the holder by acceptance of this certificate hereby assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: "

     Below those words appear the facsimile signatures of Homi M.
     Byramji,  President  and CEO, and John  D.  Case,  Chairman.
     Between  said signatures appears an imprint of the Corporate
     Seal.

     The reverse of the certificate bears a standard assignment, power of attorney and signature form, as follows:

     "The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     UNIF GIFT MIN ACT - ____________ Custodian ___________
                         (Cust)               (Minor)
                         under Uniform Gifts to Minors Act

      TEN ENT - as joint tenants with right of survivorship and not as tenants in common

      Additional abbreviations may also be used though not in the above list.

     For  Value Received, _______________ HEREBY SELL, ASSIGN AND
     TRANSFER UNTO."

     Below said words appears a rectangle with the following words "Please insert social security or other identifying number of assignee." Following are three blank lines followed by the words "OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT" (blank space) "ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED" (blank space) "SIGNED" with two blank spaces. Underneath "SIGNED" are the words "The above signature(s) guaranteed by". "Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever."

2. Registrant's Certificate of Incorporation and By-Laws are incorporated by reference to Exhibits 3, 3(A) and 3(B) filed with the Registration Statement.


                            SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this registration to be signed on its behalf by the undersigned, thereto duly authorized.


                              MARKET GUIDE INC.
                              (Registrant)


Date: January 30, 1997        By: _______________________________
                              John D. Case, Chairman of the Board
                              of Directors